                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 17, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)



         Delaware                 0-16102            59-2840783
(State or Other Jurisdiction     Commission       (I.R.S. Employer
    Or Incorporation or          File Number       Identification
       Organization)                                   Number)


              1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                   (Address of principal executive offices)


                                 (609)235-6009
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
          -------------

     Eastern Environmental Services, Inc. (the "Registrant") and Waste Management, Inc. ("WMI") each announced on November 17, 1998 that a complaint was filed in the Eastern District Court of New York against WMI and the Registrant to enjoin their previously announced merger. Copies of the press releases filed by the Registrant and WMI are attached as Exhibits
     99.1 and 99.2.

ITEM 7.   EXHIBITS.
          ---------

99.1  Press release dated November 17, 1998 by the Registrant.

99.2  Press release dated November 17, 1998 by Waste Management, Inc.

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               SIGNATURE
               ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Eastern Environmental Services, Inc.

Date: November 18, 1998      By:  /s/ Gregory M. Krzemien
                               --------------------------
                                Gregory M. Krzemien
                                Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX

EXHIBIT
  NO.            DESCRIPTION
-------          -----------

 99.1      Press release dated November 17, 1998 by the Registrant.

 99.2      Press release dated November 17, 1998 by Waste Management, Inc.